ForeInvestors Choice Variable Annuity – I Share

Supplement Dated May 25, 2018 to your Prospectus dated May 1, 2018

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Unconstrained Bond Portfolio

Effective July 30, 2018, the following name changes will be made to the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) and the PIMCO Unconstrained Bond Portfolio:

Portfolio Name Prior to July 30, 2018	Portfolio Name On July 30, 2018
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	PIMCO International Bond Portfolio (U.S. Dollar-Hedged)
PIMCO Unconstrained Bond Portfolio	PIMCO Dynamic Bond Portfolio

This Supplement Should Be Retained For Future Reference.

FIC-I-052518-NC